Powering Growth, Delivering Value Investor Meetings | August 11-12, 2015 POWERING GROWTH DELIVERING VALUE

Powering Growth, Delivering Value2 FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements based on current expectations, including statements regarding our earnings guidance and financial outlook and goals. These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume” and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: our ability to manage capital expenditures and operations and maintenance costs while maintaining reliability and customer service levels; variations in demand for electricity, including those due to weather, the general economy, customer and sales growth (or decline), and the effects of energy conservation measures and distributed generation; power plant and transmission system performance and outages; competition in retail and wholesale power markets; regulatory and judicial decisions, developments and proceedings; new legislation or regulation, including those relating to environmental requirements, nuclear plant operations and potential deregulation of retail electric markets; fuel and water supply availability; our ability to achieve timely and adequate rate recovery of our costs, including returns on debt and equity capital; our ability to meet renewable energy and energy efficiency mandates and recover related costs; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; current and future economic conditions in Arizona, particularly in real estate markets; the development of new technologies which may affect electric sales or delivery; the cost of debt and equity capital and the ability to access capital markets when required; environmental and other concerns surrounding coal-fired generation; volatile fuel and purchased power costs; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional baseload generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant land owners to meet contractual or other obligations or extend the rights for continued power plant operations; and restrictions on dividends or other provisions in our credit agreements and ACC orders. These and other factors are discussed in Risk Factors described in Part I, Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2014 which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law.

Powering Growth, Delivering Value3 • Top quartile ratings in Customer Satisfaction, Reliability and Safety • Palo Verde continues record levels of electricity production • Disciplined cost management Operational Excellence • Arizona’s long-term growth fundamentals remain largely intact Leverage to Economic Recovery • Creating a sustainable energy future for Arizona • Working with Arizona Corporation Commission and key stakeholders to modernize rates Proactively Addressing Rate Design • Rate base growth of 6-7% through 2018 • Focus on core electric utility business • Investing in a portfolio that is flexible, responsive, reliable and cost-effective Executing on Long-Term Investment Plan • Consolidated earned ROE more than 9.5% through 2016, weather-normalized • Dividend growth target of 5% • Strong credit ratings and balance sheet Financial Strength Driving Competitive Returns VALUE PROPOSITION We are a vertically integrated, regulated electric utility in the growing southwest U.S.

Powering Growth, Delivering Value4 ARIZONA ECONOMIC INDICATORS Business services, healthcare, tourism, and consumer services leading job recovery – each growing 3-7% YoY 0% 5% 10% 15% 20% 25% '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 Industrial Nonresidential Building Vacancy – Metro Phoenix Single Family & Multifamily Housing Permits Maricopa County Home Prices – Metro Phoenix Value Relative to Jan ‘05 50 75 100 125 150 175 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 Vacancy Rate Office Retail Job Growth (Total Nonfarm) - Arizona (10.0)% (5.0)% 0.0% 5.0% 10.0% '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 YoY Change E Q2Apr 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 '07 '08 '09 '10 '11 '12 '13 '14 '15 Single Family Multifamily Q2

Powering Growth, Delivering Value5 RESOURCE PLANNING* ACC considering modifications to the IRP filing schedule, including delaying the 2016 IRP filing for one- year to allow time to consider the impacts of the Clean Power Plan 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 2014 2017 2020 2023 2026 2029 Existing Owned Resources Existing Contracts Resource Planning Requirement Load Requirement Including Reserves MW 20.1% 35.3% 27.7% 9.5% 7.5% 17.0% 2014 Gas Coal Nuclear RE + DE EE Composition of Energy Mix by Resource* Note: RE = Renewable Energy; DE = Distributed Energy; EE = Energy Efficiency 35.0% 16.9% 18.1% 14.7% 15.3% *Data shown is based on the Integrated Resource Plan Supplement filed September 17, 2014. 2029

Powering Growth, Delivering Value6 $289 $316 $352 $547$24 $43 $178 $180 $63 $80 $1 $2 $192 $192 $113 $146 $242 $325 $375 $331 $73 $100 $92 $79 2014 2015 2016 2017 CAPITAL EXPENDITURES 70% of capital expenditures are recovered through rate adjustors (30%) and depreciation cash flow (40%) ($ Millions) $883 $1,056 $1,111 Other Distribution Transmission Renewable Generation Environmental Traditional Generation Projected $1,285 • The table does not include capital expenditures related to El Paso's 7% interest in Four Corners Units 4 and 5 of $3 million in 2015, $21 million in 2016 and $26 million in 2017. • 2015 – 2017 as disclosed in Second Quarter 2015 Form 10-Q.

Powering Growth, Delivering Value7 • 4th - Cumulative MW by an investor-owned utility (805 megawatts) • 4th - Annual interconnections (7,931), up one spot from last year • 5th - Solar capacity per customer by an investor-owned utility (701 watts/customer) • 5th - Cumulative interconnections (31,806) APS IS A LEADER IN SOLAR AND RATE DESIGN DG 440 MW AZ Sun 174 MW APS Solar Portfolio* APS 2014 Rankings * AZ Sun includes 4 MW of other APS owned utility scale solar; DG includes 15 MW of APS owned. DG = Distributed Generation (PV only) PPA 310 MW APS is committed to the long-term success of solar energy, to a modern electricity grid that enables future customer innovations, and to an updated electricity pricing model that is fair for all customers…these are the policy principles for which we advocate.

Powering Growth, Delivering Value8 KEY DATES FOR RATE DESIGN 2013 2014 2015 • Net metering Technical Workshops and July 2013 Renewable Energy Standard Annual filing, which laid the groundwork for the November decision • Nov. 2013: ACC decision on net metering; recognized cost shift and implemented $0.70 per watt charge effective January 1, 2014 • Time of Use rates initiated - Nearly half of our residential customers are on TOU rates • Residential demand rates started due to central air conditioning load (currently about 10% of customers have a rate with a demand charge) Early 1980’s 2016+ • Aug. 2014: ACC voted to lift rate case filing requirement in 2015 • May 2015: Launched home rate study to understand technology interfaces and demand rate implications • Apr. 2015: Grid Access Charge filing request with ACC to increase charge for future solar customers to $3.00 per kW from $0.70 per kW, per month • Rate design discussions and rate case application filing

Powering Growth, Delivering Value9 Rate Design Modernization Steps: • Grid Access Charge filing on April 2, 2015 – Interim solution – Seeking increase to $3.00/kw (or about $21/month) from $0.70/kw* – Solar customers also have option to enroll in an existing rate plan, that includes TOU rates and a demand charge – Next step: ACC open meeting scheduled for August 18-19 • Other modifications to be discussed in a rate case or another proceeding – Align TOU or peak vs. off-peak rates more closely with wholesale rates – Align peak rate times with load peak – Broaden use of demand charges RATE DESIGN MODERNIZATION Fixed Costs 69% Variable Costs 31% Costs – APS Residential Classes (2010) Fixed Charge Revenue 10% Variable Charge Revenue 90% Revenue – APS Residential Classes (2010) Rate design changes needed to align fixed costs and revenue * In Decision No. 74202, Arizona Corporation Commission found that an interim charge of $3.00 per kW per month is reasonable for new DG customers, although the Commission set the initial charge at $0.70 per kW. TOU = Time of Use

APS SOLAR INNOVATION

Partnering with Arizona installers

Solar Partner Program

- Installing 10 MW of APS-owned residential rooftop solar
  - Equates to approximately 1,500 customers
  - Will be filed for recovery in next general rate case
  - 2 MW (of the 10 MW) will be coupled with storage
  - Participating customers receive monthly payment through the 20-year life
- Benefits:
  - Provides an alternative for those who cannot afford solar or do not want a lease
  - Study system benefits (i.e. strategic deployment orientation, advanced inverters, etc.)
- Experience with utility-owned DG from Flagstaff Community Power Project, launched in 2010
  - 1.5 MW of distributed energy from solar panels owned by APS, spread across 125 residential rooftops, schools and Community solar

Distributed Generation – Rate Study

- APS is conducting home rate study to implement and study various technology configurations (solar, storage, smart inverters, load control, etc.) and demand rates
  - 75 homes will have APS-owned systems with various configurations
  - Up to 125 homes will have customer-owned systems



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Powering Growth, Delivering Value11 • Customers with rooftop solar systems do not pay for all of the electric services they use (i.e. rooftop customers still need support from the grid 24 hours a day) • These unpaid costs are then paid, through higher rates, by non-rooftop solar customers • The issue will get bigger over time as applications and installs continue to increase NET METERING Rooftop solar customers still use the grid 24 hours a day TYPICAL GRID INTERACTION FOR ROOFTOP SOLAR

Powering Growth, Delivering Value12 OPERATIONAL CONSIDERATIONS WITH INCREASED VARIABLE GENERATION The grid provides real-time voltage and power needed to start air conditioners and other motors loads (for typical AC unit) • Steep ramp rate of backup generation • Instant variability • Voltage control at distribution level

ENVIRONMENTAL PLAN

Regional Haze compliance is the biggest driver of environmental spend over the next few years

<table>
<tr><th></th><th>Regional Haze / BART (SCR)</th><th>Mercury and Other Hazardous Air Pollutants (ACI + Baghouse)</th><th>Coal Combustion Residuals</th><th>Cooling Water Intake Structures – CWA 316(b)</th></tr>
<tr><td>EPA Ruling</td><td>Announced in 1999, with site-specific requirements announced more recently</td><td>MATS compliance by April 2015, with potential for one-year extension</td><td>Announced on December 19, 2014 (Subtitle D)</td><td>Announced in May 2014</td></tr>
<tr><td>Four Corners 4-5</td><td>Approximately $400M for SCRs in 2015-2017 (does not include CAPEX related to El Paso's 7% interest)</td><td>$0</td><td rowspan="2">APS estimates that is share of incremental costs to comply with the CCR rule for Four Corners is approximately $15 million, and its share of incremental costs for Cholla is approximately $85 million. APS expects to incur certain of these costs during 2015-2017 timeframe.</td><td>$20M or less</td></tr>
<tr><td>Cholla 2-3</td><td colspan="2">On September 11, 2014, APS announced a proposal to close Unit 2 by April 2016 and stop burning coal at the other APS-owned units (1 and 3) by the mid-2020's if the EPA approves the proposed plan. The proposal would save approximately $350 million in emission control upgrades.</td><td>$0</td></tr>
<tr><td>Navajo 1-3</td><td>Up to ~$200M for SCRs and baghouses

On July 28, 2014, EPA issued the final BART rule incorporating the better-than-BART alternative proposed by SRP and others</td><td>SRP, the operating agent, is evaluating compliance options</td><td>Approximately $1 million</td><td>To be determined</td></tr>
</table>

Clean Power Plan: On August 3, 2015, the U.S. EPA issued its final rules to reduce carbon dioxide emissions from fossil fuel-fired power plants including those on Tribal lands. APS is reviewing the rules, while working closely with other utilities, the Arizona Department of Environmental Quality, the ACC, tribal officials and other impacted stakeholders to determine how best to proceed.

Note: Dollars shown at ownership. Estimates as of June 30, 2015.

- Cholla Unit 1 is not BART-eligible. Cholla Unit 4 is owned by PacifiCorp.
- SO_2 NAAQS and greenhouse gas-related costs will be determined based upon EPA rule makings, with no spend occurring before 2016.
- ACI = Activated Carbon Injection; NAAQS = National Ambient Air Quality Standard; SCR = Selective catalytic reduction control technology

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Powering Growth, Delivering Value14 Emissions • Four Corners: 2013 transaction to purchase Southern California Edison’s ownership in Units 4 and 5 and close units 1, 2 & 3 leads to expected reductions of emissions: particulates are expected to decline by 43%, NOx by 36%, CO2 by 30%, mercury by 61% and SO2 by 24% • Cholla Power Plant: Planned closure of Unit 2 in 2016 (or sooner) will reduce mercury emissions by 51%, particulates by 34%, NOx by 32%, and CO2 and SO2 by 23% each. We also announced plans to work with the U.S. EPA to stop burning coal at our remaining Cholla units by the mid-2020s • Navajo Generating Station: Plan proposed by a group of stakeholders, including SRP, the operating agent, was approved by the EPA in 2014. The plan will achieve even greater NOx emission reductions than the EPA’s proposal • Participated in Carbon Disclosure Project since 2006 COAL FLEET STRATEGY APS’s proactive approach to reducing emissions leads to coal’s expected share of the energy mix being reduced to 17% 28% 18% 35% 17% 20% 35% 10% 15% 7% 15% 2014 2029 P e r c e n t o f P o r t f o l i o M W h EE/DR Renewable Energy Natural Gas Coal Nuclear Source: Data shown is based on 2014 IRP Supplement filed September 17, 2014

2015 KEY DATES

ACC Key Dates	Docket #	Q1	Q2	Q3	Q4
Key Recurring Regulatory Filings					
Lost Fixed Cost Recovery	E-01345A-11-0224	Jan 15			
Net Metering – Quarterly Installation Filings	E-01345A-13-0248	Jan 15	Apr 15	Jul 15	Oct 15
Transmission Cost Adjustor	E-01345A-11-0224		May 15		
Renewable Energy Surcharge	E-01345A-15-0241			Jul 1	
2014 Integrated Resource Plan (Biennial) and Cholla Unit 2 Retirement Proposal	E-00000V-13-0070		Apr 14: ACC Review		
Resource Planning and Procurement in 2015 and 2016	E-00000V-15-0094			Comments due on proposed process change; ACC meeting TBD	
Grid Access Charge Filing	E-01345A-13-0248		Apr 2	ALJ ROO and ACC meeting	
ACC Open Meetings	-	*ACC Open Meetings Held Monthly*			

Other Key Dockets	Docket #
Ocotillo Modernization Project	L-00000D-14-0292-00169
Inquiry into Solar DG business models and practices (Generic Docket)	E-00000J-14-0415

ROO = Recommended Opinion and Order

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Powering Growth, Delivering Value APPENDIX

Powering Growth, Delivering Value17 ARIZONA CORPORATION COMMISSION * Term limited - elected to four-year terms (limited to two consecutive) Bob Stump (R)* Tom Forese (R) Doug Little (R) Terms to January 2019Terms to January 2017 Susan Bitter Smith (R) Chairman Bob Burns (R)

FINANCIAL OUTLOOK

Key Factors & Assumptions as of July 30, 2015

Gross Margin – Customer Growth and Weather (2015-2017)

Assumption	Impact
Retail customer growth	• Expected to average about 2-3% annually • Modestly improving Arizona and U.S. economic conditions
Weather-normalized retail electricity sales volume growth	• About 0.5-1.5% after customer conservation and energy efficiency and distributed renewable generation initiatives

Gross Margin – Related to 2012 Retail Rate Settlement

Assumption	Impact
AZ Sun Program	• Additions to flow through RES until next base rate case • First 50 MW of AZ Sun is recovered through base rates
Lost Fixed Cost Recovery (LFCR)	• Offsets 30-40% of revenues lost due to ACC-mandated energy efficiency and distributed renewable generation initiatives
Environmental Improvement Surcharge (EIS)	• Assumed to recover up to $5 million annually of carrying costs for government-mandated environmental capital expenditures
Power Supply Adjustor (PSA)	• 100% recovery as of July 1, 2012
Transmission Cost Adjustor (TCA)	• TCA is filed each May and automatically goes into rates effective June 1 • Beginning July 1, 2012 following conclusion of the regulatory settlement, transmission revenue is accrued each month as it is earned.
Four Corners Acquisition	• Four Corners rate increase effective January 1, 2015

Potential Property Tax Deferrals (2012 retail rate settlement): Assume 60% of property tax increases relate to tax rates, therefore, will be eligible for deferrals (Deferral rates: 50% in 2013; 75% in 2014 and thereafter)

Outlook Through 2016: Goal of earning more than 9.5% Return on Equity (earned Return on Equity based on average Total Shareholder's Equity for PNW consolidated, weather-normalized)

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RETAIL SALES IMPACT FROM ENERGY EFFICIENCY AND DISTRIBUTED GENERATION

The difference between customer growth and weather-normalized retail sales, mostly driven by EE and DG, has ranged from (1)-(2)%, in line with guidance, despite some larger quarterly variances.

- 2015 (thru Q2): (1.4)%
- 2014: (1.4)%
- 2013: (1.8)%
- 2012: (1.0)%

Distributed Generation (DG) Impact

- DG makes up 0.5% or less of the negative impact to retail sales growth as shown in the chart
- Average residential rooftop solar system produces 10,000 – 12,000 KWh per year (average metro-Phoenix customer's usage is nearly 15,000 KWh)



Annual Retail Sales Growth
2015
2016
2017
YoY Retail Sales Before Customer Programs
Energy Efficiency & Customer Conservation
Distributed Generation

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Powering Growth, Delivering Value20 • Cumulative savings from energy efficiency programs must be equivalent to 22% of annual retail sales by 2020 • Annual milestones in place to measure progress toward cumulative 2020 goal – 9.5% by 2015 – 22% by 2020 ARIZONA’S RENEWABLE RESOURCE AND ENERGY EFFICIENCY STANDARDS • Portion of retail sales to be supplied by renewable resources – 5% by 2015* – 15% by 2025 • Distributed energy component – 30% of total requirement Energy Efficiency RequirementsRenewable Energy (RES) Requirements APS on track to double 2015 requirement* APS on track to meet target * In APS’s 2009 retail rate case settlement agreement, APS committed to have 1,700 GWh of new renewable resources in service by year-end 2015 in addition to its 2008 renewable resource commitments.

Powering Growth, Delivering Value21 250 364 346 450 637 728 654 803 878 969 545 863 527 735 874 782 1,228 1,249 0 28 33 83 41 45 62 64 84 63 94 34 69 102 90 48 71 77 53 0 200 400 600 800 1,000 1,200 1,400 RESIDENTIAL PV APPLICATIONS As of June 30, 2015, nearly 34,000 residential grid-tied solar photovoltaic (PV) systems have been installed in APS’s service territory, equivalent to 239 MW. *Note: www.arizonagoessolar.org logs total residential application volume, including cancellations. Solar water heaters can also be found on the site, but are not included in the above chart. 2014 Applications* 2014 Canceled Apps 2015 Applications* 2015 Canceled Apps Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 15 19 23 44 51 57 2009 2010 2011 2012 2013 2014 Residential DG (MW) Annual Additions

Powering Growth, Delivering Value22 • Community-scale photovoltaic solar plants to be owned by APS • Constructive rate recovery through RES until included in base rates • Commitments to date: 170 MW, $675 million capital investment (average of $3,970/kw) AZ SUN PROGRAM Owning solar resources makes sense for our customers and the environment and provides earnings growth potential Name Location Capacity Developer Actual or Target COD* Cost Paloma Gila Bend, AZ 17 MW First Solar September 2011 ~$4,500/kw Cotton Center Gila Bend, AZ 17 MW Solon October 2011 Hyder Phase 1 Hyder, AZ 11 MW SunEdison October 2011 Hyder Phase 2 Hyder, AZ 5 MW SunEdison February 2012 Chino Valley Chino Valley, AZ 19 MW SunEdison November 2012 Yuma Foothills Phase 1 Yuma, AZ 17 MW AMEC June 2013 Yuma Foothills Phase 2 Yuma, AZ 18 MW AMEC December 2013 Hyder II Hyder, AZ 14 MW McCarthy December 2013 Gila Bend Gila Bend, AZ 32 MW Black & Veatch October 2014 ~$3,500/kw Desert Star Buckeye, AZ 10 MW McCarthy Q3 2015 TBD Luke Air Force Base Glendale, AZ 10 MW McCarthy Q3 2015 TBD Total 170 MW As of June 30, 2015 * In-Service or Commercial Operation Date

Powering Growth, Delivering Value23 • Benefits: – Maintains system reliability through retirement of aging steam units – Replacement units meet need for increased portfolio responsiveness – Aids integration of renewables • Estimated project cost of $500M • Expected timeline: – Early 2016: Planned start of construction – 2019: Project completion OCOTILLO POWER PLANT (TEMPE, AZ) Ocotillo modernization project will maintain valley grid reliability and increase APS’s generating capacity by 290 MW Site Capacity (MW) Current Future (2) Westinghouse 110 MW steam units - constructed 1960 220 Retire (2) Westinghouse 55 MW combustion turbines - constructed 1972/73 110 110 Install 5 GE 102 MW combustion turbines 0 510 Total 330 620 Net site capacity increased by 290 MW Existing New

APS TRANSMISSION

Strategic transmission investment is essential to maintain reliability and deliver diversified resources to customers



NAVAJO
FOUR CORNERS
Flagstaff
CHOLLA
BAGDAD
Line Relocation 2017
CORONADO
MORGAN
SUN VALLEY
2016
2018
DELANEY
2016
WEST WING
MAZATZAL 2017
PINNACLE PEAK
PALO VERDE-HASSAYAMPA
LIBERTY
Phoenix
RUDD
KYRENE
REDHAWK
SUNDANCE
2015
DESERT BASIN
N.GILA
YUCCA
SAGUARO
Tucson
Legend
Planned lines
Existing lines
Solar potential area
Wind potential area

- 10-Year Transmission Plan filed January 2015 (115 kV and above)
  - 275 miles of new lines
  - Includes Hassayampa-North Gila (HANG2)
    - ~110 miles; 500kV
    - Construction started March 2013
    - In-service May 2015
- Also includes other planned lines
  - Palm Valley-TS2-Trilby Wash 230kV (2015)
  - Delaney-Palo Verde 500kV (2016)
  - Delaney-Sun Valley 500kV (2016)
  - Sun Valley-Trilby Wash 230kV (2016)
  - Morgan-Sun Valley 500kV (2018)
- Projects to deliver renewable energy approved by ACC
- Transmission investment diversifies regulatory risk
  - Constructive regulatory treatment
  - FERC formula rates and retail adjustor

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Powering Growth, Delivering Value25 BRIGHT CANYON ENERGY – TRANSMISSION GROWTH TRANSCANYON A 50/50 Joint Venture formed with BHE U.S. Transmission, subsidiary of Berkshire Hathaway Energy, to pursue transmission opportunities in the western United States BRIGHT CANYON ENERGY Pinnacle West subsidiary formed to pursue new growth opportunities WECC WECC = Western Electricity Coordinating Council

Powering Growth, Delivering Value26 OPERATIONS & MAINTENANCE OUTLOOK Targeting to be top quartile in peer benchmarking for staffing $749 $754 $761 $788 $805 $121 $150 $124 $137 $103 $109 2010 2011 2012 2013 2014 2015E PNW Consolidated RES/DSM* As of July 30, 2015 *Renewable energy and demand side management expenses are offset by adjustor mechanisms. $775 - $795 ($ Millions) 2015+ Outlook • Goal is to keep O&M per kWh flat • Complete documentation of over 1,800 policies, processes and procedures, including more than 275 process improvements to drive additional efficiencies • Execute targeted initiatives to address specific gaps and inefficiencies

Powering Growth, Delivering Value27 BALANCE SHEET STRENGTH $250 $50 $500 $250 $125 $- $100 $200 $300 $400 $500 2016 2017 2018 2019 2020 APS PNW ($Millions) Debt Maturity Schedule Credit Ratings • A- rating or better at S&P, Moody’s and Fitch • Moody’s and Fitch upgraded APS and PNW in Q2 2015 Major Financing Activities • $250 million 5-year 2.20% APS senior unsecured notes issued in January 2015 • $300 million 10-year 3.15% APS senior unsecured notes issued in May 2015 - proceeds used to refinance $300 million of 4.65% notes that matured May 15, 2015 • Currently expect up to an additional $300 million of new long-term debt We are disclosing credit ratings to enhance understanding of our sources of liquidity and the effects of our ratings on our costs of funds.

Powering Growth, Delivering Value28 2010 2011 2012 2013 2014 APS FFO / Debt 23.7% 23.6% 27.7% 31.5% 26.6% FFO / Interest 3.3x 4.2x 4.8x 5.6X 5.8x Debt / Capitalization 52.6% 52.9% 50.7% 47.7% 46.3% Pinnacle West FFO / Debt 22.3% 23.0% 26.7% 29.8% 23.6% FFO / Interest 3.1x 3.8x 4.4x 4.9X 5.6x Debt / Capitalization 54.6% 54.4% 52.1% 49.1% 47.7% CREDIT RATINGS AND METRICS Key credit metrics remain strong Source: Standard & Poor’s APS Parent Corporate Credit Ratings Moody’s A2 A3 S&P A- A- Fitch A- A- Senior Unsecured Moody’s A2 - S&P A- - Fitch A - Note: Moody’s, S&P, and Fitch all rate Outlook for APS and Parent as “Stable” We are disclosing credit ratings to enhance understanding of our sources of liquidity and the effects of our ratings on our costs of funds.

GENERATION PORTFOLIO*

	Fuel/Plant	Location	Units	Dispatch	COD	Ownership Interest[1]	Net Capacity (MW)
NUCLEAR 1,146 MW	Palo Verde	Wintersburg, AZ	1-3	Base	1986-1989	29.1%	1,146
COAL 1,932 MW	Cholla	Joseph City, AZ	1-3	Base	1962-1980	100	647
	Four Corners	Farmington, NM	4, 5	Base	1969-1970	63	970
	Navajo	Page, AZ	1-3	Base	1974-1976	14	315
GAS/OIL COMBINED CYCLE 1,871 MW	Redhawk	Arlington, AZ	1, 2	Intermediate	2002	100	984
	West Phoenix	Phoenix, AZ	1-5	Intermediate	1976-2003	100	887
GAS/OIL STEAM TURBINES 220 MW	Ocotillo	Tempe, AZ	1, 2	Peaking	1960	100	220
GAS/OIL COMBUSTION TURBINES 1,088 MW	Sundance	Casa Grande, AZ	1-10	Peaking	2002	100	420
	Yucca	Yuma, AZ	1-6	Peaking	1971-2008	100	243
	Saguaro	Red Rock, AZ	1-3	Peaking	1972-2002	100	189
	West Phoenix	Phoenix, AZ	1, 2	Peaking	1972-1973	100	110
	Ocotillo	Tempe, AZ	1, 2	Peaking	1972-1973	100	110
	Douglas	Douglas, AZ	1	Peaking	1972	100	16
SOLAR 169 MW	Hyder	Hyder, AZ	-	As Available	2011-2012	100	16
	Hyder II	Hyder, AZ	-	As Available	2013	100	14
	Paloma	Gila Bend, AZ	-	As Available	2011	100	17
	Cotton Center	Gila Bend, AZ	-	As Available	2011	100	17
	Chino Valley	Chino Valley, AZ	-	As Available	2012	100	19
	Yuma Foothills	Yuma, AZ	-	As Available	2013	100	35
	Distributed Energy	Multiple AZ Facilities	-	As Available	Various	100	15
	Gila Bend	Gila Bend, AZ	-	As Available	2015	100	32
	Various	Multiple AZ Facilities	-	As Available	1996-2006	100	4
	Total Generation Capacity						**6,426 MW**

[1] Includes leased generation plants

* As disclosed in 2014 Form 10-K

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PURCHASED POWER CONTRACTS*

	Fuel/Contract	Location	Owner/Developer	Status[1]	PPA Signed	COD	Term (Years)	Net Capacity (MW)
SOLAR 310 MW	Solana	Gila Bend, AZ	Abengoa	IO	Feb-2008	2013	30	250
	RE Ajo	Ajo, AZ	Duke Energy Gen Svcs	IO	Jan-2010	2011	25	5
	Sun E AZ 1	Prescott, AZ	SunEdison	IO	Feb-2010	2011	30	10
	Saddle Mountain	Tonopah, AZ	SunEdison	IO	Jan - 2011	2012	30	15
	Badger	Tonopah, AZ	PSEG	IO	Jan-2012	2013	30	15
	Gillespie	Maricopa County, AZ	Recurrent Energy	IO	Jan-2012	2013	30	15
WIND 289 MW	Aragonne Mesa	Santa Rosa, NM	Ingifen Asset Mgmt	IO	Dec-2005	2006	20	90
	High Lonesome	Mountainair, NM	Foresight / EME	IO	Feb-2008	2009	30	100
	Perrin Ranch Wind	Williams, AZ	NextEra Energy	IO	Jul-2010	2012	25	99
GEOTHERMAL 10 MW	Salton Sea	Imperial County, CA	Cal Energy	IO	Jan-2006	2006	23	10
BIOMASS 14 MW	Snowflake	Snowflake, AZ	Novo Power	IO	Sep-2005	2008	15	14
BIOGAS 6 MW	Glendale Landfill	Glendale, AZ	Glendale Energy LLC	IO	Jul-2008	2010	20	3
	NW Regional Landfill	Surprise, AZ	Waste Management	IO	Dec-2010	2012	20	3
INTER-UTILITY 540 MW	PacifiCorp Seasonal Power Exchange	-	PacifiCorp	IO	Sep-1990	1991	30	480
	Not Disclosed	Not Disclosed	Not Disclosed	IO	May-2009	2010	10	60
HEAT RATE OPTIONS 650 MW	Call Option	-	Not Disclosed	IO	Nov-2005	2007	8-9	500
	Call Option	-	Not Disclosed	IO	Oct-2005	2007	10	150
CONVENTIONAL TOLLING 1,074 MW	CC Tolling	Not Disclosed	Not Disclosed	IO	Mar-2006	2007	10	514
	CC Tolling	Not Disclosed	Not Disclosed	IO	Aug-2007	2010	10	560
DEMAND RESPONSE 25 MW	Demand Response	Not Disclosed	Not Disclosed	IO	Sep-2008	2010	15	25
	Total Contracted Capacity							2,918 MW

[1] UD = Under Development; UC = Under Construction; IO = In Operation * As disclosed in 2014 Form 10-K

30 Powering Growth, Delivering Value

PINNACLE WEST CAPITAL CORPORATION

Powering Growth, Delivering Value31 INVESTOR RELATIONS CONTACTS Paul J. Mountain, CFA Director, Investor Relations Telephone: (602) 250-4952 E-mail: paul.mountain@pinnaclewest.com Chalese Haraldsen Telephone: (602) 250-5643 E-mail: chalese.haraldsen@pinnaclewest.com Pinnacle West Capital Corporation P.O. Box 53999, Mail Station 9998 Phoenix, Arizona 85072-3999 Fax: (602) 250-2601 Visit us online at: www.pinnaclewest.com